UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 25, 1999

                           DIAMOND HOME SERVICES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                  0-20829                  36-3886872
(State or other jurisdiction     (Commission File         (I.R.S. Employer
     of incorporation)               Number)              Identification Number)

                                222 Church Street
                               Woodstock, IL 60098
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (815) 334-1414

                                      None
             (Former name or address, if changed since last report)

ITEM 5.  OTHER EVENTS.

                  On August 25, 1999, the Company announced that Geoffrey H. Foreman resigned as President and Chief Operating Officer.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits (numbered pursuant to Item 601 of Registration S-K)

                  (99)     Press release dated August 25, 1999.


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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                     Diamond Home Services, Inc.
                                     (Registrant)

                                      /s/  Richard G. Reece
                                      Richard G. Reece
                                      Vice President and Chief Financial Officer
                                      (For the Registrant and as
                                      Principal Accounting Officer)